Supplement dated March 30, 2012

to Prospectus dated May 1, 2011 for

PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

on behalf of the

PRUBENEFIT SELECTSM Group Flexible Premium Variable

Universal Life Insurance Contracts

The following changes are applicable to the PruBenefit Select group flexible premium variable universal life insurance contracts (the “Group Contracts”):

1.	Effective March 30, 2012, the Variable Investment Option listed below offered under the Group Contracts is closed to new contributions and transfers in.

AllianceBernstein Variable Product Series Fund, Inc.

•	AllianceBernstein VPS International Value Portfolio (Class A)

2.	Effective March 30, 2012, the Variable Investment Option listed below offered under the Group Contracts that was closed to new contributions and transfers in effective March 15, 2011 will no longer be available under the Group Contracts.

DWS Variable Series II

•	DWS Large Cap Value VIP (Class A) (formerly DWS Strategic Value VIP)

If you have any questions regarding this supplement, please call (800) 286-7754 (Monday through Friday between 9:00 a.m. and 6:00 p.m. Eastern time).

PruBenefit SelectSM is a group flexible premium variable universal life insurance contract and was issued by The Prudential Insurance Company of America (“Prudential”) and offered through Prudential Investment Management Services LLC (“PIMS”). Prudential is located at 751 Broad St., Newark, NJ 07102. PIMS is located at Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. Both Prudential and PIMS are Prudential Financial companies and each is solely responsible for its contractual and financial obligations. The contract series number for PruBenefit SelectSM is 113550. Life insurance contracts have exclusions, limitations, reductions of benefits, and terms for keeping them in force.

PBSSUPP100 Ed. 3/2012 Page 1 of 1